SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12
[ ]  Confidential For Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))


                               THE AES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
--------------------------------------------------------------------------------
       (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
       (5) Total fee paid:

--------------------------------------------------------------------------------
       [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

--------------------------------------------------------------------------------
       (2) Form, Schedule or Registration Statement No:

--------------------------------------------------------------------------------
       (3) Filing Party:

--------------------------------------------------------------------------------
       (4) Date Filed:

PRELIMINARY PROXY STATEMENT

                         CONSENT SOLICITATION STATEMENT

                               THE AES CORPORATION

                   Solicitations of Consents Relating to Each
                   Series of its Debt Securities Listed Below

                                                                                                                 Consent Fee
                                                                  Principal                                      per $1,000
                                                                   Amount                            ISIN         Principal
                 Debt Securities                                Outstanding*      CUSIP Number       Number        Amount**
                 ---------------                                -----------       ------------       ------        --------
8.00% Senior Notes, Series A, Due 2008                           $199,022,000      00130HAP0      US00130HAP01       $1.25
8.375% Senior Notes, Series F, Due 2011                    (pound)135,000,000         --          XS0125168780       $2.00
4.50% Convertible Junior Subordinated Debentures Due 2005        $149,449,000      00130HAN5       US00130HAN5       $1.25

The AES Corporation ("AES") hereby solicits the consents of the Holders (as defined herein) of the Debt Securities referenced above (collectively, the "Debt Securities") to the amendment (the "Proposed Amendment") to the indentures governing the Debt Securities as described herein.

AES's obligation to accept consents and to pay a consent fee to consenting Holders is conditioned on, among other things, there being validly delivered and unrevoked consents to the Proposed Amendment from the holders of not less than
(i) a majority in aggregate principal amount of the 8.00% Senior Notes, Series A, Due 2008 (the "8.00% Senior Notes") and (ii) a majority in aggregate principal amount of the 4.50% Convertible Junior Subordinated Debentures Due 2005 (the "Convertible Junior Subordinated Debentures") (collectively, the "Requisite Consents"). AES will, as promptly as practicable after its acceptance of the consents, pay the fee set forth above to the Holders of the Debt Securities that have delivered valid and unrevoked consents on or prior to the Expiration Time (as defined herein).

Pursuant to a separate consent solicitation (the "Other Consent Solicitation"), AES is seeking the consent of the holders of its 8.75% Senior Notes, Series G, Due 2008, 9.50% Senior Notes, Series B, Due 2009, 9.375% Senior Notes, Series C, Due 2010, 8.875% Senior Notes, Series E, Due 2011 and 7.375% Remarketable or Redeemable Securities Due 2013 (collectively, together with the 8.00% Senior Notes and 8.375% Senior Notes, Series F, Due 2011 (the "8.375% Senior Notes"), the "Senior Debt Securities"), 8.375% Senior Subordinated Notes Due 2007 (the "8.375% Senior Subordinated Notes"), 10.25% Senior Subordinated Notes Due 2006 (the "10.25% Senior Subordinated Notes"), 8.50% Senior Subordinated Notes Due 2007 (the "8.50% Senior Subordinated Notes") and 8.875% Senior Subordinated Notes Due 2027 (the "8.875% Senior Subordinated Notes" and together with the 8.375% Senior Subordinated Notes, the 10.25% Senior Subordinated Notes and the 8.50% Senior Subordinated Notes, the "Senior Subordinated Notes") to certain proposed amendments. Our obligation to accept any consents validly tendered in the Solicitations and not revoked is conditioned on our receipt of the requisite consents in the Other Consent Solicitation (the "Other Requisite Consents") which, as defined in the consent solicitation statement for the Other Consent Solicitation, means validly delivered and unrevoked consents to (a) the Material Subsidiary Amendment (as defined herein) to the Senior Indenture (as defined herein) and the indentures governing the Senior Subordinated Notes (the "Senior Subordinated Indentures") from the holders of not less than (i) a majority in aggregate principal amount of the Senior Debt Securities (voting as a class) (pursuant to the Other Consent Solicitation and the Solicitations), (ii) a majority in aggregate principal amount of the 8.375% Senior Subordinated Notes,
(iii) a majority in aggregate principal amount of the 10.25% Senior Subordinated Notes, and (iv) a majority in aggregate principal amount of the 8.50% Senior Subordinated Notes and 8.875% Senior Subordinated Notes (voting as a class), and
(b) certain proposed amendments to the cross-acceleration and judgment default provisions contained in the Senior Subordinated Indentures which would conform these provisions to the comparable provisions in the Senior Indenture from the holders of not less than (i) a majority in aggregate principal amount of the 8.375% Senior Subordinated Notes, (ii) a majority in aggregate principal amount of the 10.25% Senior Subordinated Notes, and (iii) a majority in aggregate principal amount of the 8.50% Senior Subordinated Notes and 8.875% Senior Subordinated Notes (voting as a class).

Holders are requested to read and carefully consider the information contained herein and to give their consent to the Proposed Amendment by properly completing and executing the accompanying Consent Form in accordance with the instructions set forth herein and therein.

None of AES, the Tabulation and Information Agents or the Solicitation Agent makes any recommendation as to whether or not Holders of the Debt Securities should consent to the Proposed Amendment.

EACH SOLICITATION EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON [ ], 2003, UNLESS OTHERWISE EXTENDED. CONSENTS MAY BE REVOKED ON THE TERMS AND CONDITIONS SET FORTH HEREIN. SEE "THE CONSENT SOLICITATION--REVOCATION OF CONSENTS."

                              ---------------------

                The Solicitation Agent for the Solicitations is:

                              Salomon Smith Barney

March [ ], 2003

--------------
* Excluding any Debt Securities held by AES or its affiliates.

** The 8.375% Senior Notes are denominated in pounds sterling therefore the consent fee for the 8.375% Senior Notes is per (pound)1,000. The consent fee for the 8.375% Senior Notes has been computed at a rate of 0.125% per (pound)1,000 and converted to U.S. dollars at an exchange rate of (pound)1.00 = $1.60. The consent fee will not be adjusted for fluctuations in the exchange rate.

                                    IMPORTANT

Only Holders (as defined below) who consent (each a "Consent") to the Proposed Amendment (as defined below), by properly executing and delivering their Consent Form on or prior to 5:00 p.m., New York City time, on [ ], 2003, unless otherwise extended by AES (such time and date, as it may be extended by AES, being called the "Expiration Time"), and do not revoke such Consent will be entitled to receive a fee (the "Consent Fee") in the event all of the Conditions (as defined below) are satisfied or waived; provided that AES will not be required to pay a fee with respect to any series of Debt Securities if the Solicitation with respect to such series of Debt Securities is terminated. All other Holders will not be entitled to receive any Consent Fee, but will be bound by the Proposed Amendment if such amendment becomes effective with respect to the applicable series of Debt Securities. AES will accept the validly tendered Consents and pay the Consent Fee as promptly as practicable after the satisfaction (or waiver) of the Conditions.

Only Holders are eligible to Consent to the Proposed Amendment. Except as provided in this paragraph, the term "Holder" means each person, other than AES and its affiliates, shown on the records of the registrar or registrars for the Debt Securities as a holder at 5:00 p.m., New York City time, on March 24, 2003 (the "Record Date"). For purposes of the Solicitations (as defined below), The Depository Trust Company ("DTC") has authorized DTC participants ("Participants") set forth in the position listing of DTC as of the Record Date to execute Consent Forms as if they were the Holders of the Debt Securities held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Solicitations, the term "Holder" shall be deemed to include such Participants. Any beneficial owner of the Debt Securities who is not a Holder of such Debt Securities must arrange with the person who is the Holder or such Holder's assignee or nominee to execute and deliver a Consent Form on behalf of such beneficial owner. By executing the Consent Form, the Holder will be deemed to waive any and all requirements under the Indentures regarding the establishment of the Record Date, including any requirement that such date be established on or by a specific date or during a specific period prior to the Solicitations.

Holders who wish to Consent must deliver their properly completed and executed Consent Form to the U.S. Tabulation and Information Agent (or, if preferred by any Holder of the 8.375% Senior Notes, the Luxembourg Tabulation and Information Agent) at the address set forth on the back cover page of this Consent Solicitation Statement and in the Consent Form in accordance with the instructions set forth herein and therein. Consents should not be delivered to AES, the Trustee (as defined below) or the Solicitation Agent. However, AES reserves the right to accept any Consent received by AES, the Trustee or the Solicitation Agent. Under no circumstances should any person tender or deliver Debt Securities to AES, the Trustee, the Solicitation Agent or the Tabulation and Information Agents at any time.

In this Consent Solicitation Statement:

     o the term "Conditions" means the conditions described herein on which AES is obligated to accept the Consents and to pay the Consent Fee for Consents validly delivered and not revoked;

     o the term "Indentures" means the (i) Senior Indenture and (ii) the Junior Subordinated Indenture;

     o the term "Junior Subordinated Indenture" means the Junior Subordinated Indenture dated as of August 10, 1998 among AES and Bank One, National Association (formerly known as The First National Bank of Chicago), as trustee, pursuant to which the Convertible Junior Subordinated Debentures were issued and any supplemental indentures thereto;

     o the term "Luxembourg Tabulation and Information Agent means Deutsche Bank Luxembourg SA;

     o the term "Proposed Amendment" means the Material Subsidiary Amendment as more fully described in this Consent Solicitation Statement.

     o the term "Senior Indenture" means the Senior Indenture dated as of December 8, 1998 among AES and Bank One, National Association (formerly known as The First National Bank of Chicago) ("Bank One"), as trustee, pursuant to which the Senior Debt Securities were issued and any supplemental indentures thereto;

     o the term "Solicitation" means the solicitation of Consents of the Holders of any series of Debt Securities and the term "Solicitations" means all of the Solicitations;

     o    the term "Solicitation Agent" means Salomon Smith Barney Inc.;

     o the term "Tabulation and Information Agents" means the U.S. Tabulation and Information Agent and the Luxembourg Tabulation and Information Agent.

     o the term "U.S. Tabulation and Information Agent" means Mellon Investor Services LLC.; and

     o the term "Trustee" means Wells Fargo Bank Minnesota, National Association (the assignee of Bank One's rights and obligations as Trustee under the Senior Indenture and the Junior Subordinated Indenture).

For any series of Debt Securities, any terms used in this document that are not otherwise defined herein have the meanings set forth in the Indenture governing such series of Debt Securities.

                                TABLE OF CONTENTS

                                                                            Page

SUMMARY OF THE CONSENT SOLICITATIONS...........................................5
PURPOSE AND EFFECT OF THE CONSENT SOLICITATIONS................................8
PROPOSED AMENDMENT AND REQUISITE CONSENTS......................................9
THE CONSENT SOLICITATIONS.....................................................11
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES..................................16
WHERE YOU CAN FIND MORE INFORMATION...........................................17
FORWARD-LOOKING STATEMENTS....................................................17
MISCELLANEOUS.................................................................18
INCORPORATION OF DOCUMENTS BY REFERENCE.......................................18

                                      * * *

No person has been authorized to give any information or make any representations other than those contained or incorporated by reference herein or in the accompanying Consent Form and other materials, and, if given or made, such information or representations must not be relied upon as having been authorized by AES, the Trustee, the Solicitation Agent, the Tabulation and Information Agents or any other person. The statements made in this Consent Solicitation Statement are made as of the date on the cover page and the statements incorporated by reference are made as of the date of the document incorporated by reference. The delivery of this Consent Solicitation Statement and the accompanying materials shall not, under any circumstances, create any implication that the information contained herein or incorporated by reference is correct as of a later date.

                      SUMMARY OF THE CONSENT SOLICITATIONS

     This Consent Solicitation Statement and the related Consent Form contain important information which should be read carefully before any decision is made with respect to the Solicitations.

The Debt Securities...................  8.00% Senior Notes, Series A, Due 2008
                                        8.375% Senior Notes, Series F, Due 2011
                                        4.50% Convertible Junior Subordinated
                                        Debentures Due 2005

The Solicitations.....................  The purpose of the Solicitations is to obtain the consent of the Holders to
                                        change the definition of "Material
                                        Subsidiary" contained in each Indenture
                                        (the "Material Subsidiary Amendment") so that the definition would be consistent with the definition of "Material Subsidiary" in the Indenture (the "Senior Secured Indenture") dated December 13, 2002 between AES and Wells Fargo Bank Minnesota, National Association, which governs AES's 10% Senior Secured Notes Due 2005 (the "Senior Secured Notes"). These changes will give AES more flexibility to optimally resolve the liquidity issues facing its subsidiaries AES Drax Power Limited ("Drax") and Eletropaulo Metropolitana ("Eletropaulo") and certain related subsidiaries.

                                        The Proposed Amendment will not alter
                                        the interest rate or maturity date of
                                        the Debt Securities, AES's obligation to make principal and interest payments on the Debt Securities nor, except as described in "Purpose and Effect of the Consent Solicitations" and "The Proposed Amendment and Requisite Consents," the substantive effect of any other covenant or provision designed to afford protection to the holders of the Debt Securities.

The Requisite Consents................  AES's obligation to accept Consents and to pay a Consent Fee to consenting
                                        Holders is conditioned on, among other
                                        things, there being validly delivered
                                        and unrevoked consents to (i) the
                                        Proposed Amendment from the Holders of
                                        not less than a majority in aggregate
                                        principal amount of the 8.00% Senior
                                        Notes and (ii) a majority in aggregate
                                        principal amount of the Convertible
                                        Junior Subordinated Debentures.

The Expiration Time...................  The Solicitations will expire at 5:00
                                        P.M., New York City time, on [ ], 2003
                                        unless extended.

Consent Fee (per $1,000
principal amount unless
otherwise noted)                        8.00% Senior Notes, Series A, Due 2008                 $1.25
                                        8.375% Senior Notes, Series F, Due 2011                $2.00*
                                        4.50% Convertible Junior Subordinated Debentures       $1.25

                               ----------------------
                                        * The 8.375% Senior Notes are
                                        denominated in pounds sterling therefore the consent fee for the 8.375% Senior Notes is per (pound)1,000. The consent fee for the 8.375% Senior Notes has been computed at a rate of 0.125% per (pound)1,000 and converted to U.S. dollars at an exchange rate of (pound)1.00 = $1.60. The consent fee will not be adjusted for fluctuations in the exchange rate.

Record Date...........................  March 24, 2003


Conditions............................  AES's obligation to accept the Consents and to pay the Consent Fee for Consents
                                        validly delivered and not revoked prior
                                        to the Expiration Time in any
                                        Solicitation is conditioned on

                                        o    there being validly delivered and
                                             unrevoked consents to the Proposed
                                             Amendment from Holders of not less
                                             than (i) a majority in aggregate
                                             principal amount of the 8.00%
                                             Senior Notes and (ii) a
                                             majority in aggregate principal
                                             amount of the Convertible Junior
                                             Subordinated Debentures;

                                        o    the Other Requisite Consents being
                                             validly delivered and not revoked;

                                        o    our completion of the Other Consent
                                             Solicitation;

                                        o    the prior or concurrent execution
                                             and delivery by AES and the Trustee
                                             of a supplemental indenture to each
                                             Indenture (the "Supplemental
                                             Indentures"), providing for the
                                             Proposed Amendment;

                                        o    the absence of any law or
                                             regulation which would, and the
                                             absence of any pending or
                                             threatened injunction or other
                                             proceeding which (if adversely
                                             determined) would, make unlawful or
                                             invalid or enjoin the
                                             implementation of the Proposed
                                             Amendment or the payment of the
                                             Consent Fee, or that would question
                                             the legality or validity thereof;
                                             and

                                        o    that (i) no change (or development
                                             involving a prospective change)
                                             shall have occurred or shall be
                                             threatened in the business,
                                             properties, assets, liabilities,
                                             financial condition, operations,
                                             results of operations or prospects
                                             of AES, and (ii) no change (or
                                             development involving a prospective
                                             change) shall have occurred in
                                             financial markets generally or
                                             affecting the equity or debt
                                             securities of AES that, in the
                                             reasonable judgment of AES in the
                                             case of either (i) or (ii) above,
                                             is or may be adverse to AES or may
                                             have a material adverse effect upon
                                             the contemplated benefits to AES of
                                             the Solicitations.

                                        The foregoing conditions are for the
                                        sole benefit of AES and AES may, in its
                                        sole discretion, waive any of the
                                        Conditions, in whole or in part, at any
                                        time and from time to time or otherwise
                                        amend the Solicitations at any time. No
                                        Consent Fee will be paid with respect to any series of Debt Securities if (i) the Solicitation with respect to such series is terminated or (ii) any of the Conditions are not satisfied (or waived) for any reason.

How to Deliver Consents ..............  See "The Consent Solicitations--
                                        Procedures for Consenting." For further
                                        information, please contact the U.S.
                                        Tabulation and Information Agent or
                                        consult your broker, dealer, commercial
                                        bank or trust company for assistance.

                                        Holders of the 8.375% Senior Notes may
                                        also contact the Luxembourg Tabulation
                                        and Information Agent for assistance.

Revocation of Consents................  Consents may be revoked at any time prior to the Expiration Time by
                                        delivering a written notice of
                                        revocation to the U.S. Tabulation and
                                        Information Agent (or the Luxembourg
                                        Tabulation and Information Agent in the
                                        case of Holders of the 8.375% Senior
                                        Notes that delivered their prior Consent to the Luxembourg Tabulation and Information Agent) at the applicable address shown on the back cover of this Consent Solicitation Statement.

Assistance and Information............  Questions concerning the terms of the
                                        Solicitations and requests for
                                        additional copies of this Consent
                                        Solicitation Statement and the Consent
                                        Form should be directed to the
                                        Solicitation Agent at its address and
                                        telephone number set forth on the back
                                        cover of this Consent Solicitation
                                        Statement. Requests for copies of the
                                        Indentures and the form of each
                                        Supplemental Indenture may be directed
                                        to the U.S.

                                        Tabulation and Information Agent at the
                                        address and telephone number set forth
                                        on the back cover of this Consent
                                        Solicitation Statement. Holders of the
                                        8.375% Senior Notes may also contact the Luxembourg Tabulation and Information Agent, at the applicable address and telephone number set forth on the back cover of this Consent Solicitation Statement for copies of the Senior Indenture and the form of the applicable Supplemental Indenture. Beneficial owners may also contact their brokers, dealers, commercial banks or trust companies for assistance concerning the Solicitations.

Certain Federal Income
Tax Consequences......................  For a summary of certain U.S. Federal income tax consequences to the Holders
                                        in connection with the Consents and the
                                        Consent Fee, see "Certain Federal Income
                                        Tax Consequences". Non-U.S. Holders are
                                        urged to consult their own tax advisors
                                        regarding the application of United
                                        States federal income tax withholding,
                                        including eligibility for a withholding
                                        tax exemption and refund procedures.

Consequences to Non-Consenting
Holders...............................  If the Requisite Consents are obtained and the other Conditions are satisfied
                                        (or waived) and the applicable
                                        Supplemental Indenture becomes
                                        operative, all Holders of the applicable series of Debt Securities will be bound by the Proposed Amendment whether or not they have provided Consents.

                 PURPOSE AND EFFECT OF THE CONSENT SOLICITATIONS

     The Solicitations. The purpose of the Solicitations is to obtain the Requisite Consent of the Holders of the Debt Securities to the Proposed Amendment.

     AES is seeking Consents to the Proposed Amendment to the definition of "Material Subsidiary" contained in the Indentures from the Holders of the Debt Securities to give AES more flexibility to optimally resolve the liquidity issues facing its subsidiaries, Drax and Eletropaulo and certain related subsidiaries. The Indentures governing the Debt Securities currently define "Material Subsidiary" by reference to the definition of "significant subsidiary" contained in Article 1 of Regulation S-X of the Securities Act of 1933, as amended. Each of Drax and Eletropaulo and certain related subsidiaries constitutes a "Material Subsidiary" for purposes of the bankruptcy related event of default contained in the Debt Securities as a result of the significant asset impairment losses related to those entities recorded by AES in 2002. AES believes this is inappropriate given that it has written off its investment in Drax and has substantially written down its investment in Eletropaulo. In addition, AES is prohibited from making any further investments in Drax or Eletropaulo under AES's senior credit facilities.

     Eletropaulo and its shareholders, AES Elpa and AES Transgas, are currently in default (including a $330 million payment default by AES Transgas) under certain of their existing debt instruments and are negotiating with their lenders, including the Brazil National Bank for Economic and Social Development, to restructure this indebtedness. Drax has been working cooperatively with its lenders to address the liquidity needs of the project since the termination of its long term electricity sales hedging agreement with certain TXU Europe companies during the fourth quarter of 2002. Drax has entered into a standstill agreement with its senior lenders effective through May 31, 2003 to provide Drax time to restructure its business and its indebtedness after the termination of the hedging arrangement.

     While an event of default does not currently exist under any of the Debt Securities and AES considers it unlikely that any of the specified bankruptcy related events will occur, AES's flexibility in restructuring Drax and Eletropaulo is limited by the inclusion of Drax and Eletropaulo as "Material Subsidiaries" for purposes of the bankruptcy related event of default. While AES has and is pursuing alternative strategies to restructure these subsidiaries, AES believes that the additional flexibility of being able to actively consider bankruptcy related strategies, even if not implemented, could significantly enhance AES's ability to restructure these businesses. For the reasons set forth above, AES believes that the definition of "Material Subsidiary" contained in the Senior Secured Indenture is a more appropriate test and is requesting your consent to conform the definition of "Material Subsidiary" in the Indentures to the "Material Subsidiary" definition included in the Senior Secured Indenture.

     The Other Consent Solicitation. While no event of default currently exists under any of indentures governing AES's Senior Debt Securities or Senior Subordinated Notes, AES is separately seeking consents from the holders of the Senior Debt Securities other than the 8.00% Senior Notes and the 8.375% Senior Notes and from the holders of the Senior Subordinated Notes, pursuant to the Other Consent Solicitation, to (i) the Material Subsidiary Amendment and a substantially similar amendment to the Senior Subordinated Indentures respectively, and (ii) an amendment to each of the Senior Subordinated Indentures which would change the cross-acceleration event of default provision and eliminate the judgment event of default provision contained in the Senior Subordinated Indentures so that the cross-acceleration event of default provision in the Senior Subordinated Indentures would be consistent with the cross-acceleration event of default provision contained in the Senior Indenture and, consistent with the Senior Indenture, the Senior Subordinated Indentures would not have a judgment default provision.

     AES's acceptance of the consents received pursuant to the Other Consent Solicitation is conditioned on, among other things, AES's receipt of the Requisite Consents pursuant to this Solicitation.

                    PROPOSED AMENDMENT AND REQUISITE CONSENTS

     The Material Subsidiary Amendment. The proposed Material Subsidiary Amendment will replace:

     (i) the following definition of "Material Subsidiary" contained in Section
     1.1. of the Senior Indenture:

          "Material Subsidiary" of a Person means, as of any date, any Subsidiary that would constitute a "significant subsidiary" within the meaning of Article 1 of Regulation S-X of the Securities Act of 1933, as amended;

and (ii) the following definition of "Material Subsidiary" contained in Section
1.1 of the Junior Subordinated Indenture:

          "Material Subsidiary" of a Person is defined to mean, as of any date, any Subsidiary that would constitute a "significant subsidiary" within the meaning of Article 1 of Regulation S-X of the Securities Act of 1933, as amended;

with a new definition which conforms to the definition of "Material Subsidiary" contained in the Senior Secured Indenture and reads in its entirety as follows:

          "Material Subsidiary" of any Person means, as of any date, any Subsidiary of which such Person's proportionate share of such Subsidiary's total assets (after intercompany eliminations) exceeds 15 percent of the total assets of such Person on a consolidated basis."

     The proposed Material Subsidiary Amendment will not alter the interest rate or maturity date of the Debt Securities, AES's obligation to make principal and interest payments on the Debt Securities nor, except as described above and in "Purpose and Effect of the Consent Solicitations," the substantive effect of any other covenant or provision designed to afford protection to the holders of the Debt Securities.

     The Requisite Consents. The Indentures governing the Debt Securities contain the following provisions regarding AES's and the Trustee's ability to enter into supplemental indentures for the purpose of amending the Indentures:

     o Section 9.2 of the Senior Indenture provides that the Trustee and AES may enter into a supplemental indenture for the purpose of amending provisions of such Indenture (excepting certain provisions not here relevant) with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding securities of all series affected by such amendment (all such series voting as a separate class). However, as discussed in "The Consent Solicitations - Conditions to the Consent Solicitations," our obligation to accept any valid and unrevoked consents and pay the Consent Fee is subject to, among other things, our receipt of valid and unrevoked Consents from a majority in aggregate outstanding principal amount of the 8.00% Senior Notes.

     o Section 9.2 of the Junior Subordinated Indenture provides that the Trustee and AES may enter into a supplemental indenture for the purpose of amending provisions of such Indenture (excepting certain provisions not here relevant) with the consent of the Holders of a majority in aggregate principal amount of the outstanding securities of all series affected by such amendment (all such series voting as a separate class).

     AES is soliciting the Consents to the Proposed Amendment from Holders of not less than (i) a majority in aggregate principal amount of the 8.00% Senior Notes and (ii) a majority in aggregate principal amount of the Convertible Junior Subordinated Debentures. Pursuant to the Other Consent Solicitation, AES is seeking, among other things, the consents of holders of the Senior Debt Securities other than the 8.00% Senior Notes and the 8.375% Senior Notes to the Material Subsidiary Amendment to the Senior Indenture. The Other Consent Solicitation is conditioned on, among other things, AES's receipt, pursuant to the Other Consent Solicitation and the Solicitations of valid and unrevoked consents to the Material Subsidiary Amendment from the holders of not less than a majority in aggregate principal amount of the Senior Debt Securities (voting as a class).

     The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Indentures and of the Proposed Amendment as set forth in each form of Supplemental Indenture, each of which is incorporated herein by this reference. Copies of the Indentures and each form of Supplemental Indenture are available from AES upon request in the manner discussed under "Incorporation of Certain Documents By Reference."

                            THE CONSENT SOLICITATIONS

General

     AES is soliciting Consents from the Holders of the Debt Securities to the Proposed Amendment. Consents must be properly completed, duly executed and delivered prior to the Expiration Time. Consents may only be revoked as described below under "Revocation of Consents".

     The Proposed Amendment will become effective with respect to the Debt Securities only upon acceptance by AES of the Requisite Consents validly tendered and not revoked. Such acceptance is also conditioned upon satisfaction (or waiver) of all other Conditions, including (i) the Other Requisite Consents being validly delivered and not revoked, (ii) our completion of the Other Consent Solicitation, and (iii) the prior or concurrent execution and delivery of the Supplemental Indentures by AES and the Trustee.

     If the Consents are accepted by the Company and the Supplemental Indentures become effective with respect to any series of Debt Securities, the Proposed Amendment will be binding on all holders of Debt Securities of such series, whether or not such holders have consented to the Proposed Amendment. As promptly as practicable after the effectiveness of the Proposed Amendment, AES will pay (directly or through an agent) to each Holder who has delivered a properly executed and completed Consent Form to the U.S. Tabulation and Information Agent (or, if preferred by any Holder of the 8.375% Senior Notes, the Luxembourg Tabulation and Information Agent) on or prior to the Expiration Time, which has not been subsequently revoked, the Consent Fee with respect to the Debt Securities for which a Consent was effective; provided that AES will not be obligated to pay a Consent Fee with respect to any series of Debt Securities if the Solicitation with respect to such Series is terminated. Failure to deliver a Consent Form will have the same effect as if a Holder had chosen not to give its Consent with respect to the Proposed Amendment. AES will issue a press release notifying Holders of Debt Securities of its receipt of the Requisite Consents (assuming the Requisite Consents have been received) promptly after the Expiration Time. No Consent will be deemed to have been accepted until all of the Conditions have been satisfied (or waived).

     The delivery of a Consent Form will not affect a Holder's right to sell or transfer the Debt Securities. If a Holder delivers a Consent and subsequently transfers its Debt Securities prior to the Expiration Time, the Consent will be binding on all subsequent transferees of such securities, and any Consent Fee payment with respect to such Debt Securities will be made to such Holder unless the Consent with respect to such Debt Securities has been validly revoked at any time prior to the Expiration Time.

     Beneficial owners of the Debt Securities who wish to provide a Consent and whose Debt Securities are held, as of the Record Date, in the name of a broker, dealer, commercial bank, trust company or other nominee institution must contact such nominee promptly and instruct such nominee, as the Holder of such Debt Securities, to promptly execute and deliver a Consent Form on behalf of the beneficial owner on or prior to the Expiration Time.

     If the Proposed Amendment has not become effective on or before the date which is six months after the Record Date, then no Consent shall be valid, and AES shall not be obligated to pay any Consent Fee in respect of any such Consent.

     Any Solicitation may be terminated by AES, in its sole discretion, at any time prior to the effectiveness of the Proposed Amendment. If any solicitation is terminated, all Consents received with respect to such Solicitation shall be voided and AES will not be obligated to pay any Consent Fee to any Holders with respect to such Solicitation.

Consent Fee

     Subject to the conditions set forth in this Consent Solicitation Statement, the Consent Fee to be paid to Holders of each series of Debt Securities who properly submit and do not revoke Consents that are accepted by AES, is set forth below:

                                                                                                            Consent Fee
                                                                                                            per $1,000
                                                                        CUSIP               ISIN             Principal
                         Debt Securities                                Number             Number             Amount*
                         ---------------                                ------             ------             ------
8.00% Senior Notes, Series A, Due 2008                                00130HAP0         US00130HAP01           $1.25
8.375% Senior Notes, Series F, Due 2011                                  --             XS0125168780           $2.00**
4.50% Convertible Junior Subordinated Debentures, Due 2005            00130HAN5         US00130HAN5            $1.25

----------------
* AES will not be obligated to pay a Consent Fee with respect to any series of Debt Securities if the Solicitation with respect to such series of Debt Securities is terminated.

** The 8.375% Senior Notes are denominated in pounds sterling therefore the consent fee for the 8.375% Senior Notes is per (pound)1,000. The consent fee for the 8.375% Senior Notes has been computed at a rate of 0.125% per (pound)1,000 and converted to U.S. dollars at an exchange rate of (pound)1.00 = $1.60. The consent fee will not be adjusted for fluctuations in the exchange rate.

Record Date

     The Record Date for the determination of Holders entitled to give Consents pursuant to the Solicitations is 5:00 p.m., New York City time, on March 24, 2003. This Consent Solicitation Statement and the accompanying Consent Form are being sent to all Holders as of the Record Date. AES reserves the right to establish from time to time any new date as the Record Date with respect to any Solicitation and, thereupon, any such new date will be deemed to be the "Record Date" for purposes of such Solicitation. By executing the Consent Form, the Holder will be deemed to waive any and all requirements under the Indentures regarding the establishment of the Record Date, including any requirement that such date be established on or by a specific date or during a specific period prior to the Solicitations.

Conditions to the Consent Solicitations

     The obligations of AES to accept any valid and unrevoked Consents and pay the Consent Fee are subject to the following Conditions:

     (1) the Requisite Consents being validly delivered and not revoked;

     (2) the Other Requisite Consents being validly delivered and not revoked;

     (3) our completion of the Other Consent Solicitation;

     (4) the prior or concurrent execution and delivery by AES and the Trustee of a Supplemental Indenture to each Indenture, providing for the Proposed Amendment;

     (5) the absence of any law or regulation which would, and the absence of any pending or threatened injunction or action or other proceeding which (in the case of any action or proceeding if adversely determined) would, make unlawful or invalid or enjoin the implementation of the Proposed Amendment or the payment of the Consent Fee, or that would question the legality or validity thereof; and

     (6) that (i) no change (or development involving a prospective change) shall have occurred or shall be threatened in the business, properties, assets, liabilities, financial condition, operations, results of operations or prospects of AES, and (ii) no change (or development involving a prospective change) shall have occurred in financial markets generally or affecting the equity or debt securities of AES that, in the reasonable judgment of AES in the case of either
(i) or (ii) above, is or may be adverse to AES or has or may have a material adverse effect upon the contemplated benefits to AES of the Solicitations.

     The foregoing conditions are for the sole benefit of AES and AES may, in its sole discretion, waive any of the Conditions, in whole or in part, at any time and from time to time or otherwise amend any Solicitation at any time. Further, if any of the Conditions are not satisfied or capable of satisfaction prior to or concurrent with the Expiration Time, AES may, in its sole discretion and without giving any notice, allow any Solicitation to lapse or extend the solicitation period for any Solicitation and continue soliciting Consents with respect thereto. No Consent Fee will be paid if any of the Conditions are not satisfied (or waived) for any reason.

Expiration Time; Extensions; Amendment; Termination; Waivers

     The term "Expiration Time" means 5:00 p.m., New York City time, on [ ], 2003, unless AES, in its sole discretion, extends the period during which any Solicitation is open, in which case the term "Expiration Time" means the latest date and time to which such Solicitation is extended. To extend the Expiration Time, AES will so notify the Tabulation and Information Agents in writing or orally and will make a public announcement in the United States and in Luxembourg thereof, each not later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Time. AES may extend the Solicitations on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder or beneficial owner of the Debt Securities to learn of such public announcement will not affect the extension of the Solicitations.

     Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, AES reserves the right, in its sole discretion and regardless of whether any of the Conditions described above under "--Conditions to the Consent Solicitations" have been satisfied, subject to applicable law, at any time prior to the effectiveness of the Proposed Amendment, to (1) terminate any Solicitation for any reason, (2) waive any of the Conditions to any Solicitation, (3) extend the Expiration Time of any Solicitation, (4) amend the terms of any Solicitation or (5) modify the form or amount of the consideration to be paid pursuant to any Solicitation; provided, however, that in no event will AES reduce the amount of the Consent Fee without at least five business days notice. In the event any Solicitation is abandoned or terminated prior to the effectiveness of the Proposed Amendment, any Consents received pursuant to that Solicitation will be voided and no Consent Fee will be paid with respect to such Consents.

     If a Solicitation is amended or modified, in whole or in part, in a manner determined by AES to constitute a material change to the Holders of Debt Securities, AES will promptly disclose such amendment or modification in a manner reasonably calculated to inform Holders of such change. However, subject to applicable law, the requirements of the New York Stock Exchange and the Luxembourg Stock Exchange and the immediately preceding sentence and without limiting the manner in which AES may choose to make such disclosure, AES shall have no obligation to publish, advertise or otherwise communicate any such disclosure other than by the timely issuance of a press release containing such disclosure. In the event of a material amendment or modification to a Solicitation, AES will extend such Solicitation for a period deemed by it to be adequate to permit such Holders to deliver and/or revoke their Consents.

Procedures for Consenting

     All Consent Forms that are properly executed and delivered to the U.S. Tabulation and Information Agent (or, if preferred by any Holder of the 8.375% Senior Notes, the Luxembourg Tabulation and Information Agent) prior to the Expiration Time and not timely revoked will be given effect in accordance with the specifications therein.

     Holders who desire to act with respect to the Proposed Amendment should so indicate by marking the appropriate box in, and signing and dating, the accompanying Consent Form and delivering it to the U.S. Tabulation and Information Agent (or, if preferred by any Holders of the 8.375% Senior Notes, the Luxembourg Tabulation and Information Agent) at the address set forth in the Consent Form, in accordance with the instructions contained herein and therein. If neither of the boxes in the Consent Form is checked, but the Consent Form is otherwise completed and signed, the Holder will be deemed to have consented to the Proposed Amendment. Signatures may be required to be guaranteed in accordance with paragraph 7 of the instructions in the Consent Form.

     The Consent Form must be executed in exactly the same manner as the name of the Holder appears on the Debt Securities. An authorized DTC Participant must execute the Consent Form exactly as its name appears on DTC's position listing as of the Record Date. If the Debt Securities are held of record by two or more joint Holders, all such Holders must sign the Consent Form. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to AES of such person's authority to so act. If a Holder has Debt Securities registered in different names, separate Consent Forms must be executed covering each form of registration. If a Holder has more than one series of Debt Securities, a separate Consent Form must be executed for each series of Debt Securities. If a Consent Form is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to AES to execute the Consent Form with respect to the applicable Debt Securities on behalf of the Holder. Any beneficial owner of the Debt Securities who is not a Holder of record of such Debt Securities must arrange with the person who is the Holder of record or such Holder's assignee or nominee to execute and deliver a Consent Form on behalf of such beneficial owner.

     If a Consent relates to fewer than all the Debt Securities held of record as of the Record Date by the Holder providing such Consent, such Holder must indicate on the Consent Form the aggregate dollar amount (in integral multiples of $1,000 for the 8.00% Senior Notes and the Convertible Junior Subordinated Debentures and in integral multiples of (pound)1,000 for the 8.375% Senior Notes) to which the Consent relates. Otherwise, the Consent will be deemed to relate to all such Debt Securities. The Holder will receive the Consent Fee for only that portion of such Debt Securities to which the Consent relates.

     A Holder must complete, sign and date the Consent Form (or photocopy thereof) for such Holder's Debt Securities, obtain a signature guarantee thereof to the extent required by the terms thereof and deliver such Consent Form to the U.S. Tabulation and Information Agent (or, if preferred by any Holder of the 8.375% Senior Notes, the Luxembourg Tabulation and Information Agent) by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission (with an original to be delivered subsequently) at the address or facsimile number set forth on the back cover page hereof. Delivery of Consent Forms should be made sufficiently in advance of the Expiration Time to assure that the Consent Form is received prior to the Expiration Time (and, in the case of facsimile transmission, that the original Consent Form is received by the U.S. Tabulation and Information Agent (or, with respect to any Holder of 8.375% Notes that elects to deliver its Consent Form to the Luxembourg Tabulation and Information Agent, the Luxembourg Tabulation and Information Agent) prior to 5:00 p.m., New York City time, on the third business day following the Expiration Time). Under no circumstances should any person tender or deliver Debt Securities to AES, the Trustee, the Solicitation Agent or the Tabulation and Information Agent at any time. Holders of the 8.375% Senior Notes may deliver their Consents to either the U.S. Tabulation and Information Agent or the Luxembourg Tabulation Agent but not both. Duplicate Consents will not be accepted by the Tabulation Agents.

     AES reserves the right to receive Consent Forms by any other reasonable means or in any form that reasonably evidences the giving of Consent.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and revocations of Consents will be resolved by AES whose determinations will be binding. AES reserves the absolute right to reject any or all Consents and revocations that are not in proper form or the acceptance of which could, in the opinion of AES's counsel, be unlawful. AES also reserves the right to waive any irregularities in connection with deliveries, which AES may require to be cured within such time as AES determines. None of AES, the Solicitation Agent, the Tabulation and Information Agents, the Trustee or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. AES's interpretation of the terms and conditions of the Solicitation (including this Consent Solicitation Statement and the accompanying Consent Form and the instructions hereto and thereto) will be final and binding on all parties.

Revocation of Consents

     All properly completed and executed Consent Forms received prior to the Expiration Time will be counted, notwithstanding any transfer of the Debt Securities to which such Consent Form relates, unless the applicable Tabulation and Information Agent receives from the Holder who submitted the Consent Form (or a subsequent holder which has received a proxy from the relevant Holder) a written notice of revocation or a changed Consent Form bearing a date later than the date of the prior Consent Form prior to the Expiration Time. A Consent to the Proposed Amendment by a Holder of Debt Securities will bind the Holder and every subsequent holder of such Debt Securities or portion of such Debt Securities, even if notation of the Consent is not made on such Debt Securities.

     A transfer of the Debt Securities after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the Consent to the Proposed Amendment.

     Any Holder of the Debt Securities as to which a Consent has been given may revoke such Consent as to such Debt Securities or any portion of such Debt Securities (in integral multiples of $1,000 for the 8.00% Senior Notes and the Convertible Junior Subordinated Debentures and in integral multiples of (pound)1,000 for the 8.375% Senior

Notes) by delivering a written notice of revocation or a changed Consent Form bearing a date later than the date of the prior Consent Form with the Tabulation and Information Agent to whom the prior Consent Form was delivered at any time prior to the Expiration Time.

     To be effective, a notice of revocation must be in writing, must contain the name of the Holder, and the aggregate principal amount of the Debt Securities to which it relates and must be (a) signed in the same manner as the original Consent Form or (b) signed by the transferee of the relevant Debt Securities and accompanied by a duly executed proxy or other authorization from the relevant Holder (in form satisfactory to AES). All revocations of Consents must be sent to the Tabulation and Information Agent to whom the prior Consent Form was delivered at its address set forth in the Consent Form. If the Holder wishes to revoke Consents given with respect to more than one series of Debt Securities, a separate notice of revocation must be completed for each series of Debt Securities.

     To be effective, the revocation must be executed by the Holder of such Debt Securities in the same manner as the name of such Holder appears on the books of the register maintained by the Trustee or as set forth in DTC's position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the Consent will be effective only as to the Debt Securities listed on the revocation and only if such revocation complies with the provisions of this Consent Solicitation Statement and the Consent Form. Only a Holder of the Debt Securities is entitled to revoke a Consent previously given. A beneficial owner of the Debt Securities must arrange with the Holder to execute and deliver on its behalf a revocation of any Consent already given with respect to such Debt Securities. A purported notice of revocation that is not received by the Tabulation and Information Agent to whom the prior Consent Form was sent in a timely fashion and accepted by AES as a valid revocation will not be effective to revoke a Consent previously given.

     A revocation of a Consent may only be rescinded by the delivery of a written notice of revocation to the Tabulation and Information Agent to whom the prior revocation was delivered or the execution and delivery of a new Consent Form. A Holder who has delivered a revocation may thereafter deliver a new Consent Form by following one of the described procedures at any time prior to the Expiration Time.

     Prior to the Expiration Time, AES intends to consult with the Tabulation and Information Agents to determine whether the Tabulation and Information Agents have received any revocations of Consents. AES reserves the right to contest the validity of any such revocations.

Solicitation Agent

     AES has retained Salomon Smith Barney Inc. as Solicitation Agent with respect to the Solicitations. The Solicitation Agent will solicit Consents and will receive a customary fee for such services and reimbursement for reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel, incurred in connection with such services. AES has agreed to indemnify the Solicitation Agent against certain liabilities and expenses, including liabilities under securities laws, in connection with the Solicitations.

     Salomon Smith Barney and its affiliates have from time to time provided certain commercial banking, financial advisory and investment banking services to AES and its affiliates for which they have received customary fees. In the ordinary course of their businesses, Salomon Smith Barney or its affiliates may at any time hold long or short positions, and may trade for their own accounts or the accounts of customers, in the debt or equity securities of AES, including any of the Debt Securities. Citibank, N.A., an affiliate of Salomon Smith Barney, is administrative agent and a lender under AES's senior secured credit facilities. Salomon Smith Barney and its affiliates may from time to time engage in future transactions with AES and its affiliates and provide services to AES and its affiliates in the ordinary course of their respective businesses.

     Questions with respect to the terms of the Solicitations or requests for additional copies of this Consent Solicitation Statement, the accompanying Consent Form and other related documents should be directed to the Solicitation Agent in accordance with its contact information set forth on the back cover of this Consent Solicitation Statement.

Tabulation and Information Agents

     Mellon Investor Services LLC has been retained by AES to act as U.S. Tabulation and Information Agent with respect to the Solicitations. For the services of the U.S. Tabulation and Information Agent, AES has agreed to pay reasonable and customary fees and to reimburse the U.S. Tabulation and Information Agent for its reasonable out-of-pocket expenses in connection with such services.

     Deutsche Bank has been retained by AES to act as Luxembourg Tabulation and Information Agent with respect to the Solicitation made to Holders of the 8.375% Senior Notes only. For the services of the Luxembourg Tabulation and Information Agent, AES has agreed to pay reasonable and customary fees and to reimburse the Luxembourg Tabulation and Information Agent for its reasonable out-of-pocket expenses in connection with such services.

     Requests for assistance in completing and delivering the Consent Form should be directed to the U.S. Tabulation and Information Agent at its address and telephone number set forth on the back cover page hereof. Holders of the 8.375% Senior Notes may also utilize the services of the Luxembourg Tabulation and Information Agent with respect to the Solicitations, and Consents delivered by Holders of the 8.375% Senior Notes may be sent to either the U.S. Tabulation Information Agent or the Luxembourg Tabulation and Information Agent but not both. Duplicate Consents will not be accepted. Holders of the 8.375% Senior Notes must deliver any notice of Revocation of Consent to the same Tabulation Agent to which the prior Consent Form was delivered Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Solicitations. The executed Consent Form and any other documents required by the Consent Form should be sent to the U.S. Tabulation and Information Agent (or the Luxembourg Tabulation and Information Agent if so selected by Holders of the 8.375% Senior Notes) at the address set forth in the Consent Form, and not to AES, the Trustee or the Solicitation Agent.

Fees and Expenses

     AES will bear the costs of the Solicitations and will reimburse the Trustee for expenses that the Trustee will incur in connection with the Solicitations. AES will also reimburse banks, trust companies, securities dealers, nominees, custodians and fiduciaries for their reasonable expenses in forwarding this Consent Solicitation Statement, the accompanying Consent Form and other materials to beneficial owners of the Debt Securities.

                  CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

In General

     The following summary describes certain United States federal income tax consequences relating to the Solicitations that may be relevant to a Holder or a beneficial owner of the Debt Securities that is a citizen or resident of the United States or a domestic corporation or otherwise subject to United States federal income tax on a net income basis in respect of the Debt Securities (a "U.S. Holder"). The summary is based on the Internal Revenue Code of 1986 (the "Code") and existing final, temporary and proposed Treasury Regulations, Revenue Rulings and judicial decisions, all of which are subject to prospective and retroactive changes. This summary does not attempt to address the U.S. federal income tax consequences of all categories of Holders of Debt Securities, some of which may be subject to special rules (e.g. life insurance companies, banks, dealers in securities or currencies, tax-exempt entities and foreign taxpayers). AES will not seek a ruling from the Internal Revenue Service (the "IRS") with regard to the United States federal income tax treatment of the Solicitations and, therefore, there can be no assurance that the IRS will agree with the conclusions set forth below, or that if the IRS were to challenge such conclusions such challenge would not be sustained by a court. Accordingly, each Holder and beneficial owner of the Debt Securities should consult its own tax advisor with regard to the Solicitations and the application of United States federal income tax laws, as well as the laws of any state, local or foreign taxing jurisdictions, to its particular situation.

Characterization of Proposed Amendment

     The modification of a debt instrument creates a deemed exchange upon which gain or loss is realized (a "Deemed Exchange") if the modified debt instrument differs materially either in kind or in extent from the original debt instrument. A modification of a debt instrument that is not a "significant modification" under the applicable

Treasury Regulation does not create a Deemed Exchange. The effectiveness of the Proposed Amendment should not constitute a "significant modification" or cause a Deemed Exchange because the Consent Fee will not alter the yield on the Debt Securities (or will not alter the yield by more than a de minimis amount). Accordingly, a U.S. Holder should not recognize any income, gain or loss with respect to the Debt Securities as a result of the modification of the Indentures pursuant to the Proposed Amendment (except to the extent of any Consent Fee received as described below), regardless of whether a U.S. Holder consents to the Proposed Amendment, and should have the same adjusted tax basis and holding period in the Debt Securities after the adoption of the Proposed Amendment that such U.S. Holder had in the Debt Securities immediately before such adoption.

Consent Fee

     The proper treatment of the Consent Fee is unclear. However, AES intends to take the position that the payments will represent ordinary income to Holders in the full amount of the payments, without reduction by any portion of a holder's basis in the Debt Securities. Each Holder or beneficial owner should consult its own tax advisor as to possible alternative treatments of the Consent Fee.

Backup Withholding

     A U.S. Holder may be subject to backup withholding at a rate of 30% on Consent Fees unless such U.S. Holder (i) is a corporation or comes within certain other exempt categories and demonstrates this fact, or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. The amount of any backup withholding from a Consent Fee will be allowed as a credit against such U.S. Holder's federal income tax liability and may entitle such U.S. Holder to a refund, provided that the required information is furnished to the IRS.

Foreign Holders

     Although, as noted above, the proper treatment of the Consent Fee is unclear, the Company intends to take the position that the Consent Fee represents ordinary income and intends to withhold United States federal income tax at a 30% rate on payments of the Consent Fee to beneficial owners of the Debt Securities who are not "United States persons" (within the meaning of Code
Section 7701(a)(30)). Thus, non-U.S. Holders are urged to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax exemption and refund procedures.

                       WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document that we file at the public reference rooms of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You may obtain information on the operation of the public reference rooms by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission also maintains an Internet site at http://www.sec.gov, from which you can access our filings.

     Any statement contained in this Consent Solicitation Statement concerning the provisions of any document filed with the Securities and Exchange Commission is not necessarily complete, and reference is made to the copy of the document filed.

                           FORWARD-LOOKING STATEMENTS

     This Consent Solicitation Statement includes forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to risks, uncertainties, and assumptions related to AES, including those set forth under the caption "Cautionary Statements and Risk Factors" in our annual report on Form 10-K, which is incorporated by reference in this Consent Solicitation Statement.

     We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Consent Solicitation Statement might not occur.

                                  MISCELLANEOUS

     No person has been authorized to give any information or make any representations other than those contained or incorporated by reference herein or in the accompanying Consent Form and other materials, and, if given or made, such information or representations must not be relied upon as having been authorized by AES, the Trustee, the Solicitation Agent, the Tabulation and Information Agents or any other person. The statements made in this Consent Solicitation Statement are made as of the date on the cover page and the statements incorporated by reference are made as of the date of the document incorporated by reference. The delivery of this Consent Solicitation Statement and the accompanying materials shall not, under any circumstances, create any implication that the information contained herein or incorporated by reference is correct as of a later date.

     Recipients of this Consent Solicitation Statement and the accompanying materials should not construe the contents hereof or thereof as legal, business or tax advice. Each recipient should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning the Solicitations.

     The Solicitations are not being made to, and Consent Forms will not be accepted from or on behalf of, Holders in any jurisdiction in which the making of the Solicitations or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, AES may in its discretion take such action as it may deem necessary to make the Solicitations in any such jurisdiction and to extend the Solicitations to Holders in such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Solicitations to be made by a licensed broker or dealer, the Solicitations will be deemed to be made on behalf of AES by the Solicitation Agent or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     We are incorporating by reference the information we file with the Securities and Exchange Commission, which means that we disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Consent Solicitation Statement, and information that we file later with the Securities and Exchange Commission will automatically update and supersede this information. In particular, our annual filing on Form 10-K will supersede all previously filed annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We incorporate by reference the documents listed below and any future filings made with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to Expiration Time or the termination of the Solicitations:

o    Annual report on Form 10-K for the fiscal year ended December 31, 2001;

o Quarterly report on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002;

o Current Reports on Form 8-K filed on February 5, 2002, April 26, 2002, July 26, 2002, August 14, 2002, August 21, 2002, September 4, 2002, September 6,
     2002, September 18, 2002, October 3, 2002, October 24, 2002, October 28,
     2002, October 31, 2002, November 4, 2002, November 12, 2002, November 13, 2002, November 20, 2002, November 27, 2002, December 4, 2002, December 9, 2002, December 10, 2002, December 12, 2002, December 13, 2002, December 17, 2002, December 20, 2002 and January 31, 2003, February 20, 2003 and February 28, 2003.

     You may request a copy of these filings by writing or telephoning the office of Brian A. Miller, Deputy General Counsel and Secretary, The AES Corporation, 1001 North 19th Street, Arlington, Virginia, telephone number (703) 522-1315. If requested, we will provide copies of these filings, without charge, by first class mail or other equally prompt means within one business day of receipt of such request.

     Questions concerning the terms of the Solicitations or requests for additional copies of this Consent Solicitation Statement, the Consent Form or other related documents should be directed to the Solicitation Agent:

                              Salomon Smith Barney
                              390 Greenwich Street
                            New York, New York 10013
                        Attn: Liability Management Group
                                 (212) 723-6106
                           (800) 558-3745 (toll free)


     Requests for assistance in completing the Consent Form should be directed to the U.S. Tabulation and Information Agent. Holders of the 8.375% Senior Notes may also contact the Luxembourg Tabulation and Information Agent for such assistance.

           The U.S. Information Agent for the Consent Solicitation is:

                          Mellon Investor Services LLC
                            44 Wall Street, 7th Floor
                            New York, New York 10005

                     Banks and Brokers call: (917) 320-6286
                            Toll free (866) 892-5621

           The U.S. Tabulation Agent for the Consent Solicitation is:

                          Mellon Investor Services LLC

                                  By facsimile:
                        (For Eligible Institutions only):
                                 (201) 296-4293
                                 (201) 296-4775
                                 (201) 329-8936


                                  Confirmation:
                                 (201) 296-4860


         By Mail:            By Overnight Courier:              By Hand:
      P.O. Box 3301            85 Challenger Road      120 Broadway - 13th Floor
South Hackensack, NJ 07606      Mail Stop-Reorg         New York, New York 10271
                           Ridgefield Park, NJ 07660
                           Attn: Reorganization Dept.

               The Luxembourg Tabulation and Information Agent is:

                           Deutsche Bank Luxembourg SA
                           2 Boulevard Konrad Adenauer
                                L-1115 Luxembourg
                                 Attention: [ ]
                                   e-mail: [ ]
                                    Tel: [ ]
                                    Fax: [ ]

                                                                         ANNEX A

                               THE AES CORPORATION

                Solicitation of Consents Relating to Each of the
                   Series of its Debt Securities Listed Below

                                                                 Principal Amount                           ISIN
                 Debt Securities                                   Outstanding*         CUSIP Number       Number
                 ---------------                                   ------------         -----------        ------
8.00% Senior Notes, Series A, Due 2008                              $199,022,000         00130HAP0      US00130HAP01
8.375% Senior Notes, Series F, Due 2011                       (pound)135,000,000            --          XS0125168780
4.50% Convertible Junior Subordinated Debentures Due 2005           $149,449,000         00130HAN5       US00130HAN5

   TO: Mellon Investor Services LLC (as U.S. Tabulation and Information Agent)

                            Mellon Investor Services
                            44 Wall Street, 7th Floor
                               New York, NY 10005
                             Attn: Grainne McIntyre
                               Banks and brokers:
                                 (917) 320-6286
                            Toll free: (866) 892-5621
                            Facsimile: (201) 296-4293
                                 (201) 296-4775
                                 (201) 329-8436

                                       OR

Deutsche Bank Luxembourg SA (as Luxembourg Tabulation and Information Agent)* *

                           Deutsche Bank Luxembourg SA
                           2 Boulevard Konrad Adenauer
                                L-1115 Luxembourg
                                 Attention: [ ]
                                   e-mail: [ ]
                                    Tel: [ ]
                                    Fax: [ ]


     These Solicitations are made by The AES Corporation ("AES") only to Holders (as defined below) as of the Record Date (as defined below) of debt securities of AES described in the table above (collectively, the "Debt Securities"), as described in the accompanying Consent Solicitation Statement dated March [ ], 2003 (the "Consent Solicitation Statement"). The Consent Solicitation Statement and the instructions accompanying this Consent Form should be read carefully before this Consent Form is completed.

     Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement.



-----------------
*   Excluding any Debt Securities owned by AES or its affiliates.

** Only Holders of the 8.375% Senior Notes may send Consent Forms to the Luxembourg Tabulation and Information Agent.

     Holders of the Debt Securities who wish to Consent must deliver their properly completed and executed Consent Form by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission (with an original to be delivered subsequently) to the U.S. Tabulation and Information Agent (or, if preferred by any Holder of the 8.375% Senior Notes, the Luxembourg Tabulation and Solicitation Agent) at its address or facsimile number set forth above in accordance with the instructions set forth herein and in the Consent Solicitation Statement. Consent Forms should not be sent to AES, the Trustee or the Solicitation Agent. However, AES reserves the right to accept any Consent received by it, the Trustee, or the Solicitation Agent. Under no circumstances should any person tender or deliver Debt Securities to AES, the Trustee, the Solicitation Agent or the Tabulation and Information Agents at any time.

     Only Holders are eligible to Consent to the Proposed Amendment. Except as provided in this paragraph, "Holder" means each person, other than AES and its affiliates, shown on the record of the registrar for the Debt Securities as a holder on 5:00 p.m., New York City time, on March 24, 2003 (the "Record Date"). For purposes of the Solicitations, the Depository Trust Company ("DTC") has authorized DTC participants ("Participants") set forth in the position listing of DTC as of the Record Date to execute Consent Forms as if they were the Holders of the Debt Securities held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Solicitations, the term "Holder" shall be deemed to include such Participants. Any beneficial owner of the Debt Securities who is not a Holder of such Debt Securities must arrange with the person who is the Holder or such Holder's assignee or nominee to execute and deliver a Consent Form on behalf of such beneficial owner. AES reserves the right to establish from time to time a new date as the Record Date with respect to any Solicitations and, thereupon, any such new date will be deemed to be the "Record Date" for purposes of such Solicitations. By executing this Consent Form, the Holder waives any and all requirements under the Indentures regarding the establishment of the Record Date, including any requirement that such date be established on or by a specific date or during a specific period prior to the Solicitations.

                                     CONSENT

     By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement. The undersigned hereby represents and warrants that the undersigned is a Holder of the Debt Securities indicated below and has full power and authority to take the action indicated below in respect of such Debt Securities. The undersigned will, upon request, execute and deliver any additional documents deemed by AES to be necessary or desirable to perfect the undersigned's Consent.

     The undersigned acknowledges that the undersigned must comply with the provisions of this Consent Form, and complete the information required herein, to validly consent to the Proposed Amendment set forth in the Consent Solicitation Statement. AES's obligation to accept the Consents and to pay the Consent Fee for Consents validly delivered and not revoked is conditioned on, among other things, there being validly delivered and unrevoked Consents to the Proposed Amendment (as defined in the Consent Solicitation Statement) from the Holders of not less than (i) a majority in aggregate principal amount of the 8.00% Senior Notes, Series A, Due 2008 (the "8.00% Senior Notes") and (ii) a majority in aggregate principal amount of the 4.50% Convertible Junior Subordinated Debentures Due 2005 (collectively, the "Requisite Consents").

     Pursuant to a separate consent solicitation (the "Other Consent Solicitation"), AES is seeking the consent of the holders of the 8.75% Senior Notes, Series G, Due 2008, 9.50% Senior Notes, Series B, Due 2009, 9.375% Senior Notes, Series C, Due 2010, 8.875% Senior Notes, Series E, Due 2011 and 7.375% Remarketable or Redeemable Securities Due 2013 (collectively, together with the 8.00% Senior Notes and 8.375% Senior Notes, the "Senior Debt Securities"), 8.375% Senior Subordinated Notes Due 2007 (the "8.375% Senior Subordinated Notes"), 10.25% Senior Subordinated Notes Due 2006 (the "10.25% Senior Subordinated Notes"), 8.50% Senior Subordinated Notes Due 2007 (the "8.50% Senior Subordinated Notes") and 8.875% Senior Subordinated Notes Due 2027 (the "8.875% Senior Subordinated Notes" and together with the 8.375% Senior Subordinated Notes, the 10.25% Senior Subordinated Notes and the 8.50% Senior Subordinated Notes, the "Senior Subordinated Notes") to certain proposed amendments. Our obligation to accept any Consents validly tendered in the Solicitations and not revoked is conditioned on our receipt of the requisite consents in the Other Consent Solicitation (the "Other Requisite Consents") which means validly delivered and unrevoked consents to (a) the Material Subsidiary Amendment (as defined herein) to the Senior Indenture and the indentures governing the Senior Subordinated Notes (the "Senior Subordinated Indentures") from the holders of not less than (i) a majority in aggregate principal amount of the Senior Debt Securities (voting as a class) (pursuant to the Other Consent Solicitation and the Solicitations), (ii) a majority in aggregate principal amount of the 8.375% Senior Subordinated Notes, (iii) a majority in aggregate principal amount of the 10.25% Senior Subordinated Notes, and (iv) a majority in aggregate principal amount of the 8.50% Senior Subordinated Notes and 8.875% Senior Subordinated Notes (voting as a class), and
(b) certain proposed amendments to the cross-acceleration and judgment default provisions contained in the Senior Subordinated Indentures which would conform these provisions to the comparable provisions in the Senior Indenture from the holders of not less than (i) a majority in aggregate principal amount of the 8.375% Senior Subordinated Notes, (ii) a majority in aggregate principal amount of the 10.25% Senior Subordinated Notes, and (iii) a majority in aggregate principal amount of the 8.50% Senior Subordinated Notes and 8.875% Senior Subordinated Notes (voting as a class).

     AES's obligation to accept the Consents and pay the Consent Fee for Consents validly delivered and not revoked is also conditioned on the prior or concurrent execution and delivery by AES and the Trustee of a Supplemental Indenture to each of the Indentures providing for the Proposed Amendment. Each of the conditions is for the sole benefit of AES and AES may, in its sole discretion, waive any or all of the conditions, in whole or in part, with respect to the Solicitations of Consents from any or all series of Debt Securities, at any time and from time to time. No Consent Fee will be paid if any of the Conditions are not satisfied (or waived) for any reason. No Consent Fee will be paid to any series of Debt Securities if the Solicitation with respect to such series is terminated.

     Please indicate by marking the appropriate box below whether you wish to
(i) consent to the Proposed Amendment or (ii) not consent to the Proposed Amendment. The undersigned acknowledges that a Consent Form delivered pursuant to any one of the procedures described under the heading "The Consent Solicitation--Procedures for Consenting" in the Consent Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and AES upon the terms and subject to the Conditions of the Solicitations. The undersigned further understands that if no box is checked, but this Consent Form is executed and delivered to the U.S. Tabulation and Information Agent (or, if preferred by any Holder of the 8.375% Senior Notes, the Luxembourg Tabulation and Information Agent), the undersigned will be deemed to have consented to the Proposed Amendment. The undersigned hereby agrees that it will not revoke any Consent it grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

   ------------------------------------------------------------------------
                CONSENT                           DO NOT CONSENT
   ------------------------------------------------------------------------
                  [ ]                                   [ ]
   ------------------------------------------------------------------------

     Unless otherwise specified in the table below, this Consent Form relates to the total principal amount of the Debt Securities held of record by the undersigned at the close of business on the Record Date. If this Consent Form relates to less than the total principal amount of the Debt Securities so held, the undersigned has listed on the table below the serial numbers (with respect to the Debt Securities not held by depositaries) and principal amount of the Debt Securities for which consent is given. If the space provided below is inadequate, list the certificate numbers and aggregate principal amounts on a separate signed schedule and affix the list to this Consent Form. If you hold more than one series of Debt Securities, you must execute and deliver a separate Consent Form for each series of Debt Securities.

     The undersigned authorizes the Tabulation and Information Agent to whom this Consent Form is delivered to deliver this Consent Form and any proxy delivered in connection herewith to AES and the Trustee as evidence of the undersigned's actions with respect to the Proposed Amendments.

     The undersigned hereby acknowledges that by executing this Consent Form it waives any and all requirements under the Indentures regarding the establishment of the Record Date, including any requirement that such date be established on or by a specific date or during a specific period prior to the Solicitations.

     The Consents shall be governed by and construed in accordance with the laws of the State of New York.

________________________________________________________________________________
        DESCRIPTION OF THE DEBT SECURITIES AS TO WHICH CONSENTS ARE GIVEN
________________________________________________________________________________

Series of Debt Securities with Respect
to Which Consents are Given*         ___________________________________________
                              CUSIP: ___________________________________________


                                     Aggregate Principal  Principal Amount With
Name and Address   DTC Participant     Amount of Debt       Respect to Which
   of Holder**       Number(s)***     Security(ies)****   Consents are Given***
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                   Total: Principal Amount Consenting    $________________
________________________________________________________________________________
                                                   (pound)________________*****
________________________________________________________________________________
     *Please indicate the name, interest rate and maturity of the Debt Securities. If you hold more than one series of Debt Securities, you must complete a separate Consent Form for each series of Debt Securities.
________________________________________________________________________________
     **If you hold Debt Securities registered in different names, separate Consent Forms must be executed covering each form of registration.
________________________________________________________________________________
     ***Required information.
________________________________________________________________________________
     ****Unless otherwise indicated in the column labeled "Principal Amount With Respect to Which Consents Are Given," the Holder will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled "Aggregate Principal Amount of Debt Security(ies)." All principal amounts must be in multiples of $1,000 except for principal amounts of 8.375% Senior Notes which must be in multiples of (pound)1,000.
________________________________________________________________________________
     *****To be provided for the 8.375% Senior Notes only.
________________________________________________________________________________

                            CONSENT FEE INSTRUCTIONS

     Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, AES agrees to make a one-time payment (the "Consent Fee") to each Holder who timely delivers to the U.S. Tabulation and Information Agent (or, if preferred by any Holder of the 8.375% Senior Notes, the Luxembourg Tabulation and Information Agent) a valid and effective Consent that is not subsequently properly revoked and that is accepted by AES. The Consent Fee will be paid as stated under "The Consent Solicitation--Consent Fee" in the Consent Solicitation Statement. The Consent Fee will be paid only to Holders whose Consents are received by the applicable Tabulation and Information Agent prior to 5:00 p.m., New York City time, on [ ], 2003 unless extended (the "Expiration Time"), and so accepted by AES. Holders whose Consents are not received by the applicable Tabulation and Information Agent on or prior to the applicable Expiration Time will NOT be entitled to a Consent Fee. No Consent Fee will be paid with respect to any series of Debt Securities if the Solicitation with respect to such series is terminated. The method of delivery of all documents, including fully executed Consent Forms, is at the election and risk of the Holder.

     In order for a Consent to be valid and effective, (a) the Consent Form must be properly completed, executed and received by the U.S. Tabulation and Information Agent (or, if preferred by any Holder of the 8.375% Senior Notes, the Luxembourg Tabulation and Information Agent) on or prior to the Expiration Time and (b) the Consent must not thereafter be properly revoked as provided herein and in the Consent Solicitation Statement. AES's obligation to accept the Consents and to pay the Consent Fee for Consents validly delivered and not revoked is conditioned on:

     o    the Requisite Consents being validly delivered and not revoked;

     o    the Other Requisite Consents being validly delivered and not revoked;

     o    the completion of the Other Consent Solicitation;

     o the prior or concurrent execution and delivery by AES and the Trustee of a Supplemental Indenture to each of the Indentures providing for the Proposed Amendment;

     o the absence of any law or regulation which would, and the absence of any injunction or action or other proceeding (pending or threatened) which (in the case of any action or proceeding if adversely determined) would, make unlawful or invalid or enjoin the implementation of the Proposed Amendment or the payment of the Consent Fee, or that would question the legality or validity thereof; and

     o that (i) no change (or development involving a prospective change) shall have occurred or shall be threatened in the business, properties, assets, liabilities, financial condition, operations, results of operations or prospects of AES, and (ii) no change (or development involving a prospective change) shall have occurred in financial markets generally or affecting the equity or debt securities of AES that, in the reasonable judgment of AES in the case of either
          (i) or (ii) above, is or may be adverse to AES or may have a material adverse effect upon the contemplated benefits to AES of the Solicitations.

     The above conditions are for the sole benefit of AES and AES may, in its sole discretion, waive any of the conditions, in whole or in part, with respect to the Solicitations of Consents from all or any series of Debt Securities, at any time and from time to time. No Consent Fee will be paid if any of the Conditions are not satisfied (or waived) for any reason.

     AES, in its sole discretion and regardless of whether any of the Conditions have been satisfied, subject to applicable law, at any time prior to the effectiveness of the Proposed Amendment, may terminate or amend any Solicitation for any reason. In the event that a Solicitation is terminated with respect to any series of Debt Securities, no Consent Fee will be paid with respect to the Solicitation for such series of Debt Securities.

     The Consent Fee may be paid by check or by wire transfer. Please indicate below to whom the Consent Fee should be paid.

     For check:

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
--------------------------------------------------------------------------------
     To be completed ONLY if the check for the Consent Fee is to be issued in the name of and sent to someone other than the undersigned.
--------------------------------------------------------------------------------

  Issue Check to:
--------------------------------------------------------------------------------

  Name:.................................................................
                               (Please Print)


  Address:..............................................................
  ......................................................................
  ......................................................................
                             (Include Zip Code)

  ......................................................................
  (Taxpayer Identification or Social Security Number(s)* of Payee)

--------------------------------------------------------------------------------
  *Please also complete the enclosed substitute Form W-9.


--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
--------------------------------------------------------------------------------
     To be completed ONLY if the check for the Consent Fee is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the following page.
--------------------------------------------------------------------------------

  Mail Check to:
--------------------------------------------------------------------------------

  Name:.................................................................
                               (Please Print)


  Address:..............................................................
  ......................................................................
  ......................................................................
                             (Include Zip Code)

--------------------------------------------------------------------------------


     For wire transfer:

--------------------------------------------------------------------------------
                           WIRE TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------
                                 (Please Print)
--------------------------------------------------------------------------------

  Bank Name:..................................................................

  City, State:................................................................

  ABA #:......................................................................

  Account Name:...............................................................

  Checking A/C #:.............................................................

  f/f/c #:....................................................................

  Re:.........................................................................
--------------------------------------------------------------------------------

                           IMPORTANT - READ CAREFULLY

     If this Consent Form is executed by the Holder, it must be executed in exactly the same manner as the name of the Holder appears on the Debt Securities. An authorized DTC Participant must execute this Consent Form exactly as its name appears on DTC's position listing as of the Record Date. If the Debt Securities are held of record by two or more joint Holders, all such Holders must sign the Consent Form. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to AES of such person's authority to so act. If a Holder has Debt Securities registered in different names, separate Consent Forms must be executed covering each form of registration. If a Consent Form is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to AES to execute this Consent Form with respect to the applicable Debt Securities on behalf of the Holder. Any beneficial owner of the Debt Securities who is not a Holder of record of such Debt Securities must arrange with the person who is the Holder of record or such Holder's assignee or nominee to execute and deliver this Consent Form on behalf of such beneficial owner.


                                    SIGN HERE

________________________________________________________________________________

________________________________________________________________________________
                            Signature(s) of Holder(s)

Date:___________________________________________________________________________

Name(s):________________________________________________________________________
                                 (Please Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No.:____________________________________________________

Tax Identification or Social Security No.:______________________________________

                            GUARANTEE OF SIGNATURE(S)

                  (If required, see instructions 6 and 7 below)

Authorized Signature:___________________________________________________________

Name and Title:_________________________________________________________________
                                 (Please Print)

Date:___________________________________________________________________________

Name of Firm:___________________________________________________________________

________________________________________________________________________________

                INSTRUCTIONS FOR CONSENTING HOLDERS, FORMING PART
                OF THE TERMS AND CONDITIONS OF THE SOLICITATIONS


     1. Delivery of this Consent Form. Upon the terms and subject to the conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Consent Form and any other documents required by this Consent Form must be received by the U.S. Tabulation and Information Agent (or, if preferred by any Holder of the 8.375% Senior Notes, the Luxembourg Tabulation and Information Agent) at its address or facsimile number set forth on the cover hereof on or prior to the Expiration Time (provided that the executed original of each document sent by facsimile transmission on or prior to the Expiration Time must be received by such Tabulation and Information Agent at its address prior to 5:00 p.m., New York City time, on the third business day following the Expiration Time). The method of delivery of this Consent Form and all other required documents to the applicable Tabulation and Information Agent is at the risk of the Holder, and the delivery will be deemed made only when actually received by the applicable Tabulation and Information Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Consent Form should be sent to any person other than the U.S. Tabulation and Information Agent (or, if preferred by any Holder of the 8.375% Senior Notes, the Luxembourg Tabulation and Information Agent). Holders of the 8.375% Senior Notes may send their Consent Forms to either the U.S. Tabulation and Information Agent or the Luxembourg Tabulation Agent but not both. Duplicate Consent Forms will not be accepted.

     Any beneficial owner of Debt Securities who is not a Holder of such Debt Securities (e.g., if such securities are held in the name of DTC or the beneficial owner's broker, dealer, commercial bank, trust company or other nominee institution) must arrange with the person who is the Holder or such Holder's assignee or nominee to execute and deliver this Consent Form on behalf of such beneficial owner.

     2. Expiration Time. Each Solicitation expires at 5:00 p.m., New York City time, on [ ], 2003, unless AES, in its sole discretion, extends the period during which any Solicitation is open, in which case the term "Expiration Time" shall mean the latest date and time to which such Solicitation is extended. In order to extend the Expiration Time, AES will notify the Tabulation and Information Agents in writing or orally of any extension and will make a public announcement thereof in both the United States and Luxembourg, each not later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Time. AES may extend any Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder or beneficial owner of the Debt Securities to learn of such public announcement will not affect the extension of such Solicitation.

     3. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Consents and revocations of Consents will be resolved by AES whose determinations will be binding. AES reserves the absolute right to reject any or all Consents and revocations that are not in proper form or the acceptance of which could, in the opinion of AES's counsel, be unlawful. AES also reserves the right to waive any irregularities in connection with deliveries which AES may require to be cured within such time as AES determines. None of AES, the Trustee, the Solicitation Agent, the Tabulation and Information Agents or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. AES's interpretation of the terms and conditions of each Solicitation (including this Consent Form and the accompanying Consent Solicitation Statement and the instructions hereto and thereto) will be final and binding on all parties.

     4. Holders Entitled to Consent. Only a Holder as defined herein (or its representative or attorney-in-fact) or another person who has complied with the procedures set forth below may execute and deliver a Consent Form. For purposes of the Solicitations, the term "Holder" shall be deemed to include DTC Participants through which a beneficial owner's Debt Securities may be held of record as of the Record Date in DTC. Any beneficial owner or registered holder of the Debt Securities who is not the Holder thereof (e.g., if such securities are held in the name of DTC or the beneficial owner's broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such Holder(s) or such Holder's assignee or nominee to execute and deliver this Consent Form to the U.S. Tabulation and Information Agent (or, if preferred by any Holder of the 8.375% Senior Notes, the Luxembourg Tabulation and Information Agent) on behalf of such beneficial owner. All properly completed and executed Consent Forms received prior to the Expiration Time will be counted, notwithstanding any transfer of the Debt Securities to which such Consent Form relates, unless the applicable Tabulation and Information Agent which receives such Consent Form receives from the Holder who submitted the Consent Form (or a subsequent holder which has received a proxy from the relevant Holder) a written notice of revocation or a changed Consent Form bearing a date later than the date of the prior Consent Form prior to the Expiration Time.

     5. Waiver of Rights Under Indenture with Respect to the Establishment of the Record Date. By executing the Consent Form, the Holder will be deemed to waive any and all requirements under the Indentures regarding the establishment of the Record Date, including any requirement that such date be established on or by a specific date or during a specific period prior to the Solicitations.

     6. Signatures on this Consent Form. If this Consent Form is signed by the Holder(s) of the Debt Securities with respect to which this Consent is given, the signature(s) of such Holder(s) must correspond with the name(s) as contained on the books of the register maintained by the Trustee or as set forth in DTC's position listing without alteration, enlargement or any change whatsoever.

     If any of the Debt Securities with respect to which this Consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Consent Form. If any Debt Securities with respect to which this Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Consent Form and any necessary accompanying documents as there are different Holders.

     If this Consent Form is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate such fact when signing, and, unless waived by AES, evidence satisfactory to AES of their authority to so act must be submitted with this Consent Form.

     7. Signature Guarantees. All signatures on this Consent Form must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an "Eligible Institution"). However, signatures need not be guaranteed if this Consent is given by or for the account of an Eligible Institution. If the Holder of the Debt Securities is a person other than the signer of this Consent Form, see Instruction 6.

     8. Revocation of Consent. Any Holder of the Debt Securities as to which a Consent has been given may revoke such Consent as to such Debt Securities or any portion of such Debt Securities (in integral multiples of $1,000 for all Debt Securities other than the 8.375% Senior Notes and in integral multiples of (pound)1,000 for the 8.375% Senior Notes) by delivering a written notice of revocation or a changed Consent Form bearing a date later than the date of the prior Consent Form to the Tabulation and Information Agent to whom the prior Consent Form was delivered at any time prior to the Expiration Time. The transfer of the Debt Securities after the Record Date will not have the effect of revoking any Consent theretofore validly given by a Holder of such Debt Securities, and each properly completed and executed Consent Form will be counted notwithstanding any transfer of the Debt Securities to which such Consent relates, unless the procedure for revoking Consents described below has been complied with.

     To be effective, a notice of revocation must be in writing, must contain the name of the Holder, and the aggregate principal amount of the Debt Securities to which it relates and must be (a) signed in the same manner as the original Consent Form or (b) signed by the transferee of the relevant Debt Securities and accompanied by a duly executed proxy or other authorization from the relevant Holder (in form satisfactory to AES). All revocations of Consents must be sent to the Tabulation and Information Agent to whom the prior Consent Form was delivered at its address set forth in this Consent Form.

     To be effective, the revocation must be executed by the Holder of such Debt Securities in the same manner as the name of such Holder appears on the books of the register maintained by the Trustee or as set forth in DTC's position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the Consent will be effective only as to the Debt Securities listed on the revocation and only if such revocation complies with the provisions of this Consent Form and the Consent Solicitation Statement. If a Holder wishes to revoke its Consent with respect to more than one series of Debt Securities, the Holder must complete a separate notice of revocation with respect to each series of Debt Securities. Only a Holder of the Debt Securities is entitled to revoke a Consent previously given. A beneficial owner of the Debt Securities must arrange with the Holder to execute and deliver on its behalf a revocation of any Consent already given with respect to such Debt Securities. A transfer of Debt Securities after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant Consent to the Proposed Amendments. A purported notice of revocation that is not received by the Tabulation and Information Agent to whom the prior Consent Form was delivered in a timely fashion and accepted by AES as a valid revocation will not be effective to revoke a Consent previously given.

     A revocation of a Consent may only be rescinded by the delivery of a written notice of revocation to the Tabulation and Information Agent to whom the prior notice of revocation was delivered or the execution and delivery of a new Consent Form. A Holder who has delivered a revocation may thereafter deliver a new Consent Form by following one of the described procedures at any time prior to the Expiration Time.

     Prior to the Expiration Time, AES intends to consult with the Tabulation and Information Agents to determine whether the Tabulation and Information Agents have received any revocations of Consents. AES reserves the right to contest the validity of any such revocations.

     9. Waiver of Conditions. AES reserves the absolute right, subject to applicable law, at any time prior to the effectiveness of the Proposed Amendments to amend, waive or modify the terms and conditions of the Solicitations with respect to any or all series of Debt Securities.

     10. Termination. AES reserves the right, in its sole discretion and regardless of whether any of the Conditions as described under "--Conditions to the Consent Solicitation" in the Consent Solicitation Section, have been satisfied, subject to applicable law, at any time prior to the effectiveness of the Proposed Amendment, to terminate any Solicitation for any reason. In the event a Solicitation with respect to a series of Debt Securities is abandoned or terminated prior to the effectiveness of the Proposed Amendment, any Consents given with respect to such Solicitation will be voided and no Consent Fee will be paid the Holders of such series of Debt Securities with respect to such Consents.

     11. Duration of Validity of Consents. If the Proposed Amendment has not become effective on or before the date which is six months after the Record Date, then no Consent shall be valid, and AES shall not be obligated to pay any Consent Fee in respect of any such Consent.

     12. Questions and Requests for Assistance and Additional Copies. Questions concerning the terms of the Solicitations should be directed to the Solicitation Agent at the address and telephone and facsimile number indicated on the back page of this Consent Form. Requests for assistance in completing this Consent Form or for additional copies of the Consent Solicitation Statement, this Consent Form or other related documents should be directed to the U.S. Tabulation and Information Agent, whose address and telephone number appear on the back of this Consent Form. Holders of the 8.375% Senior Notes may also contact the Luxembourg Tabulation and Information Agent with respect to such requests.

      IMPORTANT INFORMATION REGARDING FEDERAL INCOME TAX BACKUP WITHHOLDING

     The discussion of federal income tax backup withholding set forth below is included for general information only. Each Holder is urged to consult such Holder's tax advisor to determine the particular federal income tax backup withholding consequences to such Holder of the Consents and receipt of the Consent Fee. The discussion does not consider the effect of any applicable foreign, state, local, or other tax withholding laws. Foreign persons should consult their tax advisors regarding applicable federal tax withholding requirements.

Substitute Form W-9

     Under the federal income tax laws, the Trustee may be required to withhold 30% of the amount of any payment made to certain Holders pursuant to the Solicitations. In order to avoid such backup withholding, each Holder must provide the Trustee with such Holder's correct Taxpayer Identification Number ("TIN") by completing and returning the Substitute Form W-9 included herein. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Trustee is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders (including, among others, most corporations) are not subject to these backup withholding and reporting requirements. These Holders should enter the correct TIN in Part I of the Substitute Form W-9, check the "Exempt from Backup Withholding" box in Part 3 of the Substitute Form W-9, sign under the certification and date the form.

Consequences of Failure to File Substitute Form W-9

     Failure to complete the Substitute Form W-9 may require the Trustee to withhold 30% of the amount of any payments made pursuant to the Solicitations. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Holder may claim a refund from the Internal Revenue Service.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          ___________________________________
SUBSTITUTE                                                                                     SOCIAL SECURITY NUMBER
FORM W-9                 PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
                         CERTIFY BY SIGNING AND DATING BELOW                              OR

                                                                                          ___________________________________
                                                                                            EMPLOYER IDENTIFICATION NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
                                                   PART 2 -- CERTIFICATION -- UNDER PENALTIES OF           PART 3 --
                                                   PERJURY, I CERTIFY THAT:
        DEPARTMENT OF THE TREASURY
         INTERNAL REVENUE SERVICE                  (1)  THE NUMBER SHOWN ON THIS FORM IS MY                        [ ]
                                                        CORRECT TAXPAYER IDENTIFICATION NUMBER,
       PAYOR'S REQUEST FOR TAXPAYER                                                                        EXEMPT FROM BACKUP
        IDENTIFICATION NUMBER (TIN)                                                                            WITHHOLDING

                                                   (2)  I AM NOT SUBJECT TO BACKUP WITHHOLDING
___________________________________________             BECAUSE (a) I AM EXEMPT FROM BACKUP
NAME                                                    WITHHOLDING, (b) I HAVE NOT BEEN
                                                        NOTIFIED BY THE INTERNAL REVENUE SERVICE
___________________________________________             ("IRS") THAT I AM SUBJECT TO BACKUP
NAME OF BUSINESS (IF DIFFERENT)                         WITHHOLDING AS A RESULT OF FAILURE TO
                                                        REPORT ALL INTEREST OR DIVIDENDS, OR (c)
___________________________________________             THE IRS HAS NOTIFIED ME THAT I AM NO
ADDRESS (NUMBER AND STREET)                             LONGER SUBJECT TO BACKUP WITHHOLDING,
                                                        AND
___________________________________________
CITY, STATE AND ZIP CODE

                                                   (3)  I AM A U.S. PERSON (INCLUDING A U.S.
                                                        RESIDENT ALIEN).
                                                  ---------------------------------------------------------------------------------

                                   CERTIFICATE INSTRUCTIONS - YOU MUST CROSS OUT ITEM (2) IN PART 2 ABOVE IF YOU
                                   HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE
                                   OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER
                                   BEING NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING YOU
                                   RECEIVED ANOTHER NOTIFICATION FROM THE IRS STATING THAT YOU ARE NO LONGER
                                   SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT ITEM (2).


                                   SIGNATURE_________________________________ DATE ______________________, 2003

-----------------------------------------------------------------------------------------------------------------------------------

    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE CONSENT SOLICITATIONS.

     Questions concerning the terms of the Solicitations or requests for additional copies of this Consent Solicitation Statement, the Consent Form or other related documents should be directed to the Solicitation Agent:

                              Salomon Smith Barney
                              390 Greenwich Street
                            New York, New York 10013
                        Attn: Liability Management Group
                                 (212) 723-6106
                           (800) 558-3745 (toll free)


     Requests for assistance in completing the Consent Form should be directed to the U.S. Tabulation and Information Agent. Holders of the 8.375% Senior Notes may also contact the Luxembourg Tabulation and Information Agent for such assistance.

          The U.S. Information Agent for the Consent Solicitations is:

                          Mellon Investor Services LLC
                            44 Wall Street, 7th Floor
                            New York, New York 10005

                     Banks and Brokers call: (917) 320-6286
                            Toll free (866) 892-5621

           The U.S. Tabulation Agent for the Consent Solicitations is:

                          Mellon Investor Services LLC

                                  By facsimile:
                        (For Eligible Institutions only):
                                 (201) 296-4293
                                 (201) 296-4775
                                 (201) 329-8936


                                  Confirmation:
                                 (201) 296-4860


         By Mail:            By Overnight Courier:              By Hand:
      P.O. Box 3301            85 Challenger Road      120 Broadway - 13th Floor
South Hackensack, NJ 07606      Mail Stop-Reorg         New York, New York 10271
                           Ridgefield Park, NJ 07660
                           Attn: Reorganization Dept.

   The Luxembourg Tabulation and Information for the Consent Solicitation is:

                           Deutsche Bank Luxembourg SA
                           2 Boulevard Konrad Adenauer
                                L-1115 Luxembourg
                                 Attention: [ ]
                                   e-mail: [ ]
                                    Tel: [ ]
                                    Fax: [ ]

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER OF SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:                  Give the SOCIAL            For this type of account:                Give the EMPLOYER
                                           SECURITY number of--                                                IDENTIFICATION number
                                                                                                               for --
1.  An individual's account                The individual             6.  A valid trust, estate, or            The legal entity (4)
                                                                          pension trust

2.  Two or more individuals (joint         The actual owner of the    7.  Corporate account                    The corporation
    account)                               account or, if combined
                                           funds, the first
                                           individual on the
                                           account (1)
                                                                      8.  Association, club, religious,        The organization
                                                                          charitable, educational, or
                                                                          other tax-exempt organization

3.  Custodian account of a minor           The minor (2)              9.  Partnership account                  The partnership
    (Uniform Gift to Minors Act)
                                                                      10. A broker or registered nominee       The broker or nominee

4.  a. The usual revocable savings trust   The grantor-trustee (1)    11. Account with the Department of       The public entity
    account (grantor is also trustee)                                     Agriculture in the name of a
    b. So-called trust account that is     The actual owner (1)           public entity (such as a State
    not a legal or valid trust under                                      or local government, school
    State law                                                             district or prison) that receives
                                                                          agricultural programpayments

5.  Sole proprietorship account            The owner (3)

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER OF SUBSTITUTE FORM W-9


     Obtaining a Number. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.

     Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

     Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

     Exempt from backup withholding. If you are exempt, enter your name as described above, then check the "Exempt from backup withholding" box in Part 3, enter your TIN and sign and date the form. See "Payees Exempt from Backup Withholding" below.

     If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box.

     If you are a non-resident alien or a foreign entity, you generally cannot submit a Form W-9 or Substitute Form W-9. Consult your tax advisor for further information.

Payees Exempt from Backup Withholding
-------------------------------------

     Payees generally exempt from backup withholding include the following:

o    A corporation.

o An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

o    The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o    An international organization or any agency, or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o    A foreign central bank of issue.

     Privacy Act Notice. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
---------

     (1) Penalty for Failure to Furnish Taxpayer Identification Number. -- If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (3) Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     (4) Misuse of Taxpayer Identification Numbers. -- If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE